Earnings per share	12 Months Ended
Dec. 31, 2023
Basic earnings per share [abstract]
Earnings per share [Text Block]

28. Earnings per share

	Year ended December 31,
	2023	2022
Weighted average common shares outstanding
Basic	310,845,281	261,858,531
Plus net incremental shares from:
Assumed conversion: stock options	107,829	358,997
Diluted weighted average common shares outstanding	310,953,110	262,217,528

For periods where Hudbay records a loss, Hudbay calculates diluted loss per share using the basic weighted average number of shares. If the diluted weighted average number of shares were used, the result would be a reduction in the loss, which would be anti-dilutive.